EXHIBIT 23.d


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 25, 1997 included in ALLTEL Corporation's Form 8-K dated January 7, 2000 and to all references to our Firm included in this registration statement.



                                                      /S/SARTAIN FISCHBEIN & CO.

Tulsa, Oklahoma
January 7, 2000